EXHIBIT 10.25

                                LEASE AGREEMENT

                                    BETWEEN
                               RECYCLTECH LTD.
                                   AS TENANT
                                      AND
                        PIAMOSI BROS. CONSTRUCTION LTD.
                                  AS LANDLORD

                      DATED this 9th day of October, 1996

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                                INDUSTRIAL LEASE
                               TABLE OF CONTENTS

ARTICLE                                                                   PAGE
 1.   Premises...........................................................     1
 2.   Definitions .......................................................     2
 3.   Term ..............................................................     3
 4.   Basic Rent ........................................................     4
 5.   Taxes .............................................................     5
 6.   Operating Costs ...................................................     5
 7.   Tenant's Covenants ................................................     6
     (a) Pay Rent .......................................................     6
     (b) Utilities Charges ..............................................     6
     (c) Maintenance & Repair ...........................................     6
     (d) Acceptance of Premises .........................................     6
     (e) Entry by Landlord ..............................................     6
     (f) Repair where Tenant at Fault ...................................     7
     (g) Alteration .....................................................     7
     (h) Mortgages and Encumbrances .....................................     7
     (i) Mechanic's Liens ...............................................     7
     (j) Overloading ....................................................     7
     (k) Glass, Locks & Trimmings .......................................     7
     (l) Signs ..........................................................     8
     (m) Surrender on Termination .......................................     8
     (n) Refuse & Garbage ...............................................     8
     (o) Plumbing Fixtures ..............................................     8
     (p) Water Heaters ..................................................     8
     (q) Heating ........................................................     8
     (r) Service Contracts ..............................................     8
     (s) Notice of Accidents ............................................     9
     (t) Outside Storage ................................................     9
 8.  Use of Demised Premises ............................................     9
     (a) Use ............................................................     9
     (b) Observance of Laws .............................................     9
     (c) Exterior Walls .................................................     9
     (d) Waste and Nuisance .............................................     9
     (e) Overloading Systems ............................................     9
     (f) Rules and Regulations ..........................................    10
     (g) Exhibiting Premises ............................................    10
     (h) Alteration of Facilities .......................................    10
     (i) Conservation of Emergy .........................................    10
 9.  Quiet Enjoyment ....................................................    10
10.  Insurance ..........................................................    10
11.  Assignment .........................................................    11
12.  Fixtures ...........................................................    12
13.  Damage or Destruction ..............................................    12
14.  Injuries, Loss and Damage ..........................................    13
15.  Insolvency .........................................................    14
16.  Intent of Lease ....................................................    14
17.  Miscellaneous ......................................................    14
18.  Impossibility, Unavoidable Delays ..................................    14
19.  Certificates .......................................................    15
20.  Distress ...........................................................    15
21.  Re-Entry ...........................................................    15
22.  Entry as Agent .....................................................    15
23.  Right of Termination ...............................................    15
24.  Non-Waiver .........................................................    15
25.  Overholding ........................................................    16
26.  Landlord Performing Tenant's Convenants ............................    16
27.  Payments to Landlord ...............................................    16
28.  Recovery of Adjustments ............................................    16
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                               TABLE OF CONTENTS
ARTICLE                                                                   PAGE
29.  Registration and Planning Act ......................................    16
30.  Mortgages ..........................................................    16
31.  Evidence of Payments ...............................................    17
32.  Assignment by Landlord .............................................    17
33.  Captions ...........................................................    17
34.  Guarantee ..........................................................    17
35.  Notice .............................................................    18
36.  Interpretation of Lease ............................................    19
37.  Time of the Essence ................................................    19
38.  Entire Agreement ...................................................    19
39.  Effect of Lease ....................................................    19
40.  Law ................................................................    20
     Schedules
Schedule A

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THIS INDENTURE made this        day of                 19
IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT
BETWEEN:       PIAMOSI BROS. CONSTRUCTION, LTD.
               Hereinafter called the "Landlord",
               OF THE FIRST PART
                    - and -
               RECYCLTECH, LTD.
               Hereinafter called the "Tenant"
               OF THE SECOND PART

WITNESSETH:

Premises       1.   THAT in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant that designated portion of the building or the entire building (whichever the case may be) containing approximately ______ square feet (the "Premises") upon the lands and premises situate, lying and being in the City of North York, in the _________________ in the Province of Ontatio and municipally known as 471 Champagne Drive including the right at all times to the common use of the driveway areas and the right to park not more than five (5) cars subject to the provisions of this Lease and to any rules and regulations prescribed by the Landlord in connection with such common areas.

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                                   ARTICLE 2

Definitions    2.   FOR the purposes of this Lease:

                    (a) "Additional Rent" means all amounts payable by the Tenant under the terms of this Lease, whether payable to the Landlord or otherwise, over and above Basic Rent.

                    (b) "Basic Rent" means those amounts set out as Basic Rent in Article 4 of this Lease:

                    (c) "Basic Rent Adjustment." The Basic Rent herein set forth is calculated on the basis of the area of the Premises being 3472 square feet plus the Proportionate Share of the service areas of _______ square feet at the Basic Rent of $10,416.00 DOLLARS ($3.00) per square foot.

               When the Premises have been completed the exact measurements of the Premises shall be taken by the Landlord's Architect and in the event that the Premises are found to have an area either more or less than the area referred to above, then the Basic Rent shall be adjusted upwards or downwards accordingly at the said rate. A Certificate prepared by the Landlord's Architects certifying the areas shall be conclusive and binding on the Tenant.

                    (d) "Building means the building located on the land in which the Premises are located.

                    (e) "Capital Tax" means the tax or excise imposed upon the Landlord which is measured by or based in whole or in part upon the capital employed by the Landlord as at the date of the substantial completion of construction of the Buildings, imputed as if the Buildings were the only real property of the Landlord and includes the amount of any capital or other place of business tax levied by the Provincial Government or other applicable taxing authority against the Landlord with respect to the building.

                    (g) "Landlord's Architect" means a qualified architect, engineer or Ontario Land Surveyor from time to time chosen by the Landlord.

                    (h) "Lease" means this Lease and any alterations from time to time made to this Lease in accordance with the provisions herein set out.

                    (i) "Operating Costs" means the total costs, expenses or amounts incurred, whether by the Landlord or others on behalf of the Landlord in connection with the complete maintenance, operation, management and repair of the lands and Buildings and all components thereof including structural repair, roof repairs and replacements not to exceed $300 per year. Such costs, expenses and amounts shall include, without limiting the generality of the foregoing, all expenditures made by the Landlord in an effort to promote energy conservation, the cost of electricity including lighting, not otherwise paid by the Tenant hereunder, the cost of snow, ice and refuse clearance and removal, gardening, landscaping and window cleaning, repaving, line painting, lighting signs, sanitary control, cleaning and maintenance of the exterior face of outside walls, the cost of all Insurance (including, "all risks", loss of rental income, general liability and boiler insurance), accounting costs incurred in connection with preparation of statements and opinions for tenants, the cost of providing security services,

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               the cost of consultants retained with intent of reducing costs, business taxes and real property taxes including local improvement rates applicable to the parking areas, entrance area, driveways, walkways, lawns and other service areas; amounts paid on service contracts, the amount of all salaries, wages and benefits paid to or on half of on-site persons engaged in cleaning, supervision, maintenance, operation, management and repair, plus an administrative fee equal to fifteen percent (15%) of the total of the aforesaid costs, expenses and amounts.

               Any report of the Landlord's chartered accountant or other licensed public accountant appointed by the Landlord shall be conclusive as to the amount of Operating Costs for any period to which such report relates.
               Operating Costs shall not include interest on Landlord's debt or capital retirement of debt, depreciation of all capital and equipment, capital taxes, loss of rental income insurance.

                    (j) "Proportionate Share" means that fraction having as its numerator the area of the Premises, and having as its denominator the area of all Buildings, (by outside measurements). The area of the Premises shall be measured and determined by outside measurements, provided that in the event that the Premises are a part of a Building, the outside walls to the centre of partitions which separate the Premises from adjoining premises or service areas shall be used for determining area of the Premises.

                    (k) "Taxes" means all taxes, rates, duties, levies and assessments whatsoever whether municipal, parliamentary or otherwise, levied, charged or assessed upon the lands and Buildings or upon any part or parts thereof and all improvements now and hereafter erected or placed on the Premises, or charged against the Landlord on account thereof, including local improvement charges but excluding any taxes such as corporate, income, profit and excess profit taxes assessed upon the income of the Landlord. In addition to the foregoing, Taxes shall include any and all taxes, charges, levies, or assessments which may in the future be levied, charged or assessed in lieu therof or in addition thereto. Taxes shall also include all costs and expenses incurred by the Landlord in obtaining or attempting to obtain a reduction or prevent an increase in the amount of such Taxes.

                    (l) "Term" means that term set out in Article 3 of this Lease or as such Term may be altered, extended or reduced in accordance with the provisions of this Lease.

                    (m) "Year" means each calendar year, the whole or part of which is included within the Term.


                          ARTICLE 3

Term           3.   TO HAVE AND HOLD the Premises for and during the term of
               two (2) years, to be computed from and inclusive of the 1st day of December, 1996, and from thenceforth next ensuing and fully to be complete and ended on the 30th day of November, 1998. Provided that if the Premises are not ready for occupation by the Tenant on the date hereinbefore stipulated, the rent shall abate and shall not accrue nor be payable until the Premises are ready for occupation by the Tenant.
               A Certificate by the Landlord's Architect certifying that the Premises are ready for occupation shall be conclusive and binding upon the Tenant.

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                                   ARTICLE 4

Basic Rent     4.   (a) YIELDING AND PAYING therefor yearly and every year
               during the Term unto the Landlord as Basic Rent for the Premises without set-off, deductions or defalcation whatever in lawful money of Canada:

                    (b) The aforesaid sums referred to in Article 4 (a) hereof shall be paid in equal monthly instalments in advance, on the first day of each month during the term, to the Landlord at the address hereinafter designated or at such other place as the Landlord shall designate, the first of such payments to be made on the first day of December, 1996. If the date upon the which the Premises are ready for occupation by the Tenant is on a date other than the first day of a month, the Term shall commence on the first day of the month following, and the rent for the fraction of the month shall be adjusted pro rata.

                    (c) The Tenant covenants and agrees that the Landlord may, at its option apply all sums received from the Tenant to any rent or other amounts payable hereunder in such order as the Landlord sees fit.

                    (d) The Landlord acknowledges receipt of the sum of three
               thousand, two hundred thirty eight .27 DOLLARS ($3238.27), which is to be held by the Landlord and applied as follows:

                         (i)
                         DOLLARS ($3238.27),
               as Basic Rent for the first and last months of the term hereby created:

                         (ii)
                         DOLLARS ($0),
               not to be applied on account of rent but to be held by the Landlord as security for the full and faithful performance by the Tenant of all the agreements, terms, covenants and conditions herein set forth and applied against expenses or other costs or damages and not as penalty, upon forfeiture, default or early termination by the Tenant without prejudice to any further claims by the Landlord for damages and any remedy of recovery thereof. In the event the Tenant carries out the terms and conditions of this Lease, the Tenant shall, after vacating the Premises be entitled to the return of its deposit less any deductions made in respect of any default of the Tenant.

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                          ARTICLE 5

Taxes          5.   (a)  The Tenant covenants and agrees to pay all Taxes,
               rates, charges, licenses, duties and assessments whatsoever whether municipal, provincial, federal or otherwise now or hereafter charges, assessed, levied or imposed in respect of any personal property, fixtures, business or other activity carried out upon or in connection with the Premises.

                    (b) If the Premises are not separately assessed by the relevant taxing authorities, then the aforesaid taxes shall be apportioned by the Landlord to the end that there shall be attributed to the Premises its Proportionate Share of such Taxes, and such amount or amounts shall be payable by the Tenant to the Landlord forthwith upon demand as additional rent.

                    (c) If the Tenant or any person occupying the Premises or any part thereof shall elect to have the Premises, or any part thereof, assessed for separate school taxes, then the Tenant agrees to pay the amount, if any, by which the separate school taxes exceed the amount which should have been payable as school taxes had such election not been made.


                    (d) If the taxes in respect of the Building in or upon which the Premises are situate, or any part thereof, shall be increased by reason of any installations made in or upon, or any alterations made in or to the Premises by the Tenant, the Tenant agrees to pay the amount of such increase.

                    (e) The Tenant upon request of the Landlord will promptly display to the Landlord all paid bills for taxes which bills after inspection by the Landlord, shall be returned to the Tenant in the event that the Tenant is billed directly.

                    (f) The Tenant covenants and agrees to pay to the Landlord monthly, on the date for payment of monthly rental instalments, as Additional Rent, during the first nine (9) months of the Year, an amount equal to one ninth (1/9th) of the amount estimated by the Landlord to be the amount of the Taxes for such Year. The Landlord shall be entitled subsequently during each Year, upon at lease fifteen (15) days notice to the Tenant, to revise its estimate of the amount of Taxes and the said monthly instalment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of the Taxes shall be applied in reduction of the actual amount of the Taxes for such Year. If the amount received is less than the actual Taxes, the Tenant shall pay any deficiency to the Landlord as additional rent within fifteen (15) days following receipt by the Tenant of notice of the amount of such deficiency. If the amount received is greater than the actual Taxes, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments were made, or at the Landlord's option, shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

                    (g) If the Term of this Lease commences or ends on any day other than the first or last day, respectively, of a Year, the Tenant shall be liable only for the portion of the Taxes for such Year as falls within the Term.

                                   ARTICLE 6

Operating      6.   (a)  The Tenant covenants and agrees to pay its
Costs          Porportionate Share of the Operating Costs.

                    (b) The Landlord shall be entitled at any time or times in any Year, upon at least fifteen (15) days notice to the Tenant, to require the Tenant to pay to the Landlord monthly, on the date for payment of monthly rental instalments, as Additional Rent, an amount equal to one-twelfth (1/12th) of the amount estimated by the landlord to be the amount of the Operating Costs for such year. The Landlord shall be entitled subsequently during such Year, upon at least fifteen (15) days notice to the Tenant, to revise its estimate of the amount of the Operating Costs and the said monthly instalment shall be revised accordingly. All amounts received under this provision in any Year on account of the estimated amount of Operating Costs shall be applied in reduction of the actual amount of Operating Costs for such Year. If the amount received is less than the actual Operating Costs for such Year, the Tenant shall pay any deficiency to the Landlord as

               Additional Rent within fifteen (15) days following receipt by the Tenant of notice of any amount of such deficiency. If the amount received is greater that the actual Operating Costs, the Landlord shall either refund the excess to the Tenant as soon as possible after the end of the Year in respect of which such payments are made, or at the Landlord's option, shall apply such excess against any amounts owing or becoming due to the Landlord by the Tenant.

                                    ARTICLE 7
Tenant's
Covenants

Pay Rent       7.   (a)  The Tenant Covenants to pay Basic Rent and Additional
               Rent in the manner and at the times herein reserved.

Utilities           (b)  The Tenant shall pay as the same become due
Charges respectively all charges for public utilities, which, without limiting the generality of the foregoing, shall include water, gas, heat, electrical power or energy, steam or hot water used upon or in respect of the Premises and for fittings, machinery, apparatus, meters or other things leased in respect thereof and for all work or services performed by any corporation or commission in connection with such public utilities. In no event shall the Landlord be liable for any injury to the Tenant, its servants, agents, employees, customers and invitees or to any property of any other person, firm or corporation on or about the Premises caused by an interruption or failure in the supply of any such utilities to the Premises. In the event separate utility meters are not supplied and the utility bill or bills are rendered directly to the Landlord, the Landlord, in consultation with its engineer, shall estimate the amount of such utility used by the Tenant and the same shall be payable to the Landlord forthwith upon demand as Additional Rent. The estimate of the Landlord's engineer, with regard to the use of any utility service, shall be final and binding on the parties hereto. In the event of any abnormal consumption of water, either by reason of the character of the business carried on by the Tenant or by the use of mechanical or other contrivances, the Tenant shall install a water meter at its own expense and shall pay as additional rent for the excess water consumed on the said premises, payment for such excess to be made to the Landlord monthly on the basis for the estimated charges, which shall be adjusted semi-annually. The Tenant further undertakes and agrees not to bypass the aforesaid water meter.

Maintanance         (c)  The Tenant, at its own expense, shall maintain and
Repair keep the Premises and every part thereof in a clean and sanitary condition and in accordance with all laws, directions, rules and regulations of the governmental agencies having jurisdiction and will keep the Premises (including the interior faces of the exterior walls and all permitted signs) and every part thereof in good order and repair and painted or otherwise presentable and will maintain in good order and operating condition all services and plumbing equipment installed in the Premises, including heating units and water and sewage pipes, all as a prudent tenant would do save and except for reasonable wear and tear, and costs due to: a) the Landlord's default; b) any act, omission or negligence of the Landlord or anyone for whom it is in law responsible; c) structural defects or weakness or original faulty construction; and d) repair or replacement to the structure of the Premises and/or the Building.

               Any repair or replacement obligations which are not specifically set out herein as the Tenant's responsibility shall be performed by the Landlord at its sole cost and risk.

Acceptance          (d) The Tenant shall examine the Premises before
Premises taking possession hereunder and such taking of possession shall be conclusive evidence as against the Landlord that at the time thereof the Premises were in good order and satisfactory condition and that all promises, representations and undertakings by or binding upon the Landlord with respect to any alteration, remodelling or decorating by the Landlord. The Tenant acknowledges that the existing leasehold improvements, if any, are acceptable and that the Tenant is taking possession of the Premises as is.

Entry by            (e)  The Landlord may enter and view the state of repair,
Landlord and the Tenant will upon the request of the Landlord acting reasonably repair according to notice in writing provided however, that if the tenant fails to repair within a reasonable period of time and it shall be lawful for the Landlord and its agents, contractors, servants, and employees to enter into and upon the Premises and have the same repaired in proper manner and to render a reasonable account for such repairs to the Tenant and demand payment for same as Additional Rent.

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Repair Where        (f)  If any part of the Buildings, including the Premises
Tenant at      and other areas of the Buildings of which the Tenant has
Fault          exclusive use, boilers, engines, pipes and other apparatus (or any of them) used for the purpose of heating or air-conditioning the Buildings, or if the water pipes, drainage pipes, electric lighting or other equipment of the Buildings or the roof or outside walls of the Buildings get out of repair or become damaged or destroyed through the negligence, carelessness or misuse by the Tenant, its servants, agents, employees or anyone permitted by it to be in the Buildings stopping up or injuring the heating apparatus, elevators, water pipes, drainage pipes or other equipment or part of the Buildings, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall pay the same to the Landlord forthwith on demand.

Alteration          (g)  The Tenant will not, without the prior written consent of the Landlord, make or erect in or to the Premises any installations, alterations, additions, partitions, repairs or improvements, or do anything which might affect the proper operation of the electrical, lighting, heating, ventilating, air-conditioning, sprinkler, fire protection or other systems. The Tenant's request for consent shall be in writing and accompanied by an adequate description of the contemplated work, and where appropriate, working drawings and specifications therefor. The Landlord's reasonable cost of having its architects, engineers or others examine such drawings and specifications shall be payable by the Tenant upon demand as Additional Rent. The Landlord may require that any or all work to be done hereunder be done by contractors or workmen engaged by the Tenant but first approved by the Landlord, and all work shall be performed in accordance with all laws and any reasonable conditions or regulations imposed by the Landlord and completed in a good and workmanlike manner and with reasonable diligence in accordance with the approvals given by the Landlord. Any connections of apparatus to the electrical system, plumbing lines, or heating, ventilating or air-conditioning systems shall be deemed to be an alteration within the meaning of this paragraph. The Tenant shall, at its own cost and before commencement of any work, obtain all necessary building or other permits and keep same in force.

Mortgages &         (h)  The Tenant shall not create any mortgage, conditional
Encumbrances   sale agreement, or other encumbrance in respect of its leasehold improvements or trade fixtures nor mortgage or other encumbrance of this Lease.

Mechanic's          (i)  The Tenant covenants to pay promptly all its
Liens contractors and materialmen and shall do any and all things necessary to minimize the possibility of a lien attaching to the Premises or to any part of the building and, should any such lien be made or filed, the Tenant shall discharge the same forthwith (after notice thereof is given to the Tenant), at the Tenant's expense. In the event the Tenant shall fail to cause any such lien to be discharged, as aforesaid, then, in addition to any other right or remedy of the Landlord, the Landlord may, but it shall not be so obligated, discharge same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses, including solicitors' fees (on a solicitor and his client basis), incurred herein for the discharge of such lien shall be due and payable by the Tenant to the Landlord as Additional Rent on demand.

Overloading         (j)  The Tenant covenants that it will not bring upon the
               Premises or any part thereof any machinery, equipment, article or thing that, by reason of its weight, size of operation, might damage the Premises and will not any time overload the floors or roof of the Premises and that if any damage is caused to the Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of the Tenant, or any of its servants, agents or employees or any person having business with the Tenant, the Tenant will forthwith pay to the Landlord the cost of making good the same, and that any breach of this subparagraph shall be deemed to be a violation of the within Lease and the Landlord may, at its option, cancel the remainder of the Term upon giving the Tenant fifteen (15) days notice in writing of its intention so to do.

Glass,              (k)  The Tenant covenants that all glass, locks and
Locks &        trimmings, in or upon the doors or windows of the Premises, shall
Trimmings      be kept whole. Whenever any part thereof shall become broken, the same shall be replaced or repaired immediately with a type or quality equivalent to the original installation and such replacement and/or repair shall be carried out by the Tenant at its expense.

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Assigns             (l)  The Tenant covenants and agrees not to paint, fix,
               display, or cause to be painted, fixed or displayed any sign, picture, advertisement, notice, lettering or decoration on any part of the exterior of the Premises without in each instance the prior written approval of the Landlord. All signs erected by the Tenant with the Landlord's approval, as aforesaid, shall nevertheless be of uniform size, lettering and location as the signs of all other tenants in the Building. Any such signs or other advertising material, as aforesaid, shall be removed by the Tenant at the termination of this Lease and the Tenant shall promptly repair any and all damage caused by such removal. Provided, if the Landlord shall, in its sole discretion, desire to establish a uniform sign policy for the tenants of the Building, then the Tenant acknowledges and agrees that the Landlord, at its option, shall be entitled to erect all signs or other advertising material in or on the Building advertising the respective tenant's business operations therein (including the Tenant named herein). The cost of such signs and the installation and erection thereof shall be borne by the Tenant and shall be payable forthwith on demand. Any such sign shall be erected in strict conformance with municipal regulations, requirements and by-laws in existence from time to time.

Surrender on        (m)  Upon the expiration or sooner termination of the
Termination    tenancy hereby created the Tenant covenants:

                         (i) to surrender the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear, damage by fire, lightning, tempest or other casualty not due to the negligence of the Tenant, its servants, agents or employees only excepted;

                         (ii) to surrender all keys for the Premises to the
               Landlord at the place then fixed for payment of rent and to inform the Landlord of all combinations on locks, safes and vaults, if any, in the Premises.
               If at the end of the term hereof, or any renewals thereof, the Tenant vacates the Premises and leaves any goods or fixtures or any of its property whatsoever on the Premises, the Landlord shall have no obligation to look after such goods, fixtures or property and may sell or destroy the same, without the Tenant receiving any compensation therefor, or have them removed and/or stored at the expense of the Tenant or dispose of the same in any other manner whatsoever as may be determined by the Landlord in its sole discretion.

Refuse &            (n)  The Tenant agrees that it will not allow any waste,
Garbage refuse, garbage, ashes or other loose or objectionable material to accumulate in or about the Premises and will provide covered metal receptacles for the same and will at all times keep the Premises in clean and wholesome condition, and shall immediately before the termination of the Term hereby granted, wash the floors, windows, walls and woodwork of the Premises. The Tenant further covanants that at the time of termination of the tenancy it will leave the Premises in a clean and tidy condition.

Plumbing            (o)  The plumbing fixtures shall not be used for any other
Fixtures purpose than that for which they were constructed and no foreign substances of any kind shall be thrown therein and the expense of any breakage, stoppage, or damage shall be borne by the Tenant who shall or whose employees, agents, licencees or invitees shall have caused it.

Water               (p)  In the event that the Tenant shall require a hot water
Heaters heater or heaters, the Tenant agrees to lease same from Consumers Gas Company or Ontario Hydro and to pay all charges as same become due for rental or work services required in connection with the said hot water heater or heaters.

Heating             (q)  The Tenant covenants and agrees to heat the Premises
               at its own expenses to a reasonable temperature to prevent the occurance of any damage to the Premises and/or the Buildings of which the Premises forms a part, by cold or frost.

Service             (r)  The Tenant covenants and agrees to take out a standard
Contracts      servicing contract with a capable company for the service and maintenance of heating units and furnaces and air conditioning equipment in the Premises, such contract to include the monthly cleaning of exchangers and the replacement of filters, and to keep such contract in force for the Term of the within Lease or any renewal thereof. The Tenant agrees to provide the Landlord with a copy of the aforesaid servicing contract.

Notice of           (s)  The Tenant shall give the Landlord prompt written
Accidents      notice of any accident to or any defect in the plumbing, water pipes, heating and/or air conditioning and heating apparatus, electrical equipment, conduits or wires, or of any damage or injury to the Premises or any part thereof however caused;
               provided that nothing herein shall be construed so as to require repairs to be made by the Landlord except as expressly provided in this Lease.

Outside             (t)  The Tenant agrees that it will not store any goods
Storage or matter of any kind whatsoever outside the Premises without the express written consent of the Landlord first had and obtained.

                                   ARTICLE 8

Use of
Demised
Premises

Use            8.   (a)  The Tenant covenants and agrees that the Premises shall be used and occupied for the purposes of _______________________, and for no other purpose or purposes whatsoever, save for those additional uses to which the Landlord, in its sole and absolute discretion, consents in writing.

Observance          (b)  The Tenant shall comply promptly with and conform
of Laws to the requirements of all applicable statutes, by-laws, laws, regulations, ordinances and orders from time to time or at any time in force during the Term of this Lease and affecting the condition, equipment, maintenance, use or occupation of the Premises or fire insurance company by which the Landlord and the Tenant or either of them may be insured at any time during the Term hereof, and, in the event of the default of the Tenant under the provisions of this subclause, which the Tenant upon receiving written notice, fails to care, the Landlord may itself comply with any such requirement as aforesaid and the Tenant will forthwith pay all costs and expenses incurred by the Landlord in this regard and the Tenant agrees that all such costs and expenses shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears under this Lease.

Exterior            (c)  The Tenant covenants that it will not erect on, fix
Wall or fasten to the roof or to the outside walls of the Premises any television or radio antenna, sign, fixture or attachment of any kind whatsoever without first receiving the Landlord's written consent thereto, which consent shall not be unreasonably withheld.

Waste and           (d)  The Tenant shall not do or suffer any waste or damage,
Nuisance disfiguration or injury to the Premises or the fixtures and equipment thereof nor permit or suffer any overloading of the floors thereof and shall not use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business and shall not do anything or permit anything to be done upon or about the Premises nor anything to be brought thereon which may reasonably be deemed to be a nuisance, annoyance, grievance, damage or disturbance to the occupiers or owners of the Building and of adjacent lands or premises as the case may be, and the Tenant shall take every reasonable precaution to protect the Premises and the Building from danger of fire, water damage or the elements.

Overloading         (e) The Tenant shall not install or use any
Systems electrical or other equipment or electrical arrangement which may overload the electrical or other service facilities unless it does so with the express written consent to the Landlord and at its own expense makes whatever changes are necessary to comply with the reasonable and lawful requirements of the Landlord's insurance underwriters and governmental authorities having jurisdiction and in any event the Tenant shall make no changes until it first submits plans and specifications to the Landlord for its prior written approval which approval shall not be unreasonably withheld.

Rules and           (f)  The Tenant covenants and agrees to observe and perform
Regulations    all rules and regulations which may now or hereafter be
               promulgated by the Landlord and all of such rules and regulations now or hereafter in force shall be read as forming part of the terms of this Lease as if the same were embodied herein.

Exhibiting          (g)  The Landlord or its agents and employees shall have
Premises the right at any time during business hours of the Tenant to enter upon the Premises for the purpose of exhibiting same, provided that the exercise of such rights shall not unreasonably interfere with the Tenant's business.

                         PROVIDED that the Landlord shall have the right six (6)
               months prior to the expiry of the term or the renewal term, as the lease may be within six (6) months prior to the termination of the said term or any renewal thereof to place upon the Premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the Tenant's business, stating that the Premises are to let; further provided that the Tenant will not remove such notice or permit the same to be removed. The Landlord and its agents and employees shall also be permitted to enter upon the Premises within the aforesaid period to show the same to prospective tenants.

Alteration of       (h)  (i)  Notwithstanding anything herein contained to the
Facilities     contrary, provided that the rights of the tenant as set out herein are no way affected, the Landlord shall be entitled to alter the building services or facilities, the location of driveways, sidewalks, parking areas, gardens and landscaped areas and to extend existing buildings or erect new buildings or extend existing buildings above the leased premises or other premises on the lands, so long as all municipal and other governmental requirements are met.

                         (ii) The Tenant and employees, servants, agents and contractors of the Tenant, shall park in those areas on the lands designated by the Landlord as employee parking areas, if as and when the Landlord so designates, and shall not park in any other areas whatsoever.

                                   ARTICLE 9

Quiet
Enjoyment      9.   The Landlord covenants with the Tenant for quiet
               enjoyment.

Insurance      10.  (a)  The Tenant shall, throughout the term of this Lease, provide at its own expense and keep in force for the benefit of the Landlord and Tenant the following insurance coverages

                         (i) General liability insurance, including tenant's legal liability insurance, in respect of injury to or death of one or more persons or property damage in an amount satisfactory to the Landlord and in any event, in an amount not less than TWO MILLION DOLLARS, ($2,000,000.00);

                         (ii) Insurance against loss or damage by fire in
               respect of all improvements to the Premises and equipment appuretnant thereto to the full replacement value of same and containing the standard extended perils and endorsements; and

                         (iii) Any and all insurance considered necessary by
               the Landlord acting reasonably as a prudent owner.

               All insurance shall be effected with insurers in an amount and upon terms and conditions satisfactory to the Landlord; all insurance policies shall provide for thirty (30) days written notice of cancellation, non-renewal or material change to the Landlord. The Tenant shall promptly furnish to the Landlord copies of insurance policies and other evidence satisfactory to the Landlord as to such insurance and any renewals therof naming Landlord and Landlord's mortgagee as co-insured. In the event that the Tenant fails to insure as herein required or fails to promptly furnish to the Landlord satisfactory evidence of such insurance or the renewal thereof prior to its expiration, the Landlord may from time to time effect such insurance for the benefit of Tenant or Landlord or both of them and any premium paid by the Landlord shall be recoverable by the Landlord as if the same were Additional Rent reserved and in arrears.

                    (b) Neither the Tenant nor its officers, directors, agents, servants, licencees or concessionaires, assignees or subtenants shall bring onto the Premises nor do nor omit nor permit to be done or omitted upon or about the Premises anything which shall cause the rate of insurance upon the Premises or the Building or any part thereof or its contents to be increased and, if the said rate of insurance shall be increased by reason of the use made of the Premises even though such use may be a permitted use hereunder or by reason of anything done or omitted or permitted to be done or omitted by the Tenant or its officers, directors, agents, servants, licencees, concessionaires, assignees or subtenants or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall pay to the Landlord forthwith.

                    (c) If any policy of insurance upon the Building or any part of the contents shall be cancelled or refused to be renewed or granted by an insurer by reason of the use and occupation of the Premises or any part thereof by the Tenant or by any of its officers, directors, agents, servants, licensees, concessionaires, assignees, subtenants or by anyone permitted by the Tenant to be upon the Premises, the Tenant shall forthwith upon demand remedy or rectify such use or occupation and if the Tenant shall fail to do so forthwith the Landlord may, at its option, terminate this Lease by leaving upon the Premises notice in writing of such termination and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of the Premises and the Tenant shall thereupon pay all rent and any other payment for which the Tenant is liable under this Lease apportioned to the date of such termination together with all losses, damages or costs of any kind arising out of the Tenant's breach of this provision and/or the termination of this Lease under this subclause.

                    (d) Neither the Tenant nor anyone claiming by, through or under or on behalf of the Tenant shall have any claim, right or action or right of subrogation against the Landlord for or based upon any loss or damage to the Building or any property therein or thereon caused by fire, explosion or other standard extended coverage insurance perils save and except if any damage occasioned by fire, explosion or other standard extended coverage insurance perils results or arises from the negligent act or omission of the Landlord or any person or persons for whom the Landlord is in law responsible and the Tenant covenants and agrees with the Landlord that any and all policies of insurance providing coverage as aforesaid shall forthwith be endorsed with a waiver of any and all subrogation rights which might otherwise vest in the insurer of such policy or policies of insurance.

                                   ARTICLE 11

Assignment     11.  The Tenant will not assign, set over, transfer, sublet or sublease or in any way deal with or part with the whole or any part of the said Premises to any one for or during the whole or any part of this Term without written consent first being obtained from the Landlord, but such consent shall not be unreasonably withheld or delayed.

                    PROVIDED, however, and it is made a condition to the giving of such consent that:

                    (i) The Proposed assignee or sublessee of this Lease shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements by this Lease imposed upon the Tenant herein in a form to be approved by the solicitor for the Landlord; and

                    (ii) In the event of an assignment consented to by the
                         Landlord, the Tenant shall nonetheless remain responsible to the Landlord for the fulfillment of all obligations created by this Lease; and

                    (iii)The Tenant shall pay the Landlord all reasonable legal fees in connection with the assignment plus the sum of One Hundred and Fifty Dollars, ($150.00);

                    For the purpose of this clause, any sale or other
               disposition of whatsoever nature and kind and including the issue of shares, merger or statutory amaigamation resulting in a change in the beneficial ownership, whether directly or indirectly, of the shares of the Tenant, or of any corporation which has de facto control over the Tenant, either directly or by reason of the holding of shares in any other corporation or corporations, shall be deemed to be an assignment by the Tenant of this Lease.

                                   ARTICLE 12

Fixtures 12. Provided that the Tenant may remove its fixtures and chattels if and only if all rent and other charges due or to become due are fully paid; provided further, however, that all leasehold improvements, installations, additions, partitions and fixtures (other than trade or tenant's fixtures in or upon the Premises, which term shall in no case include any heating, ventilating and air conditioning equipment or other building services or carpeting) whether placed there by the Tenant or the Landlord shall be the Landlord's property upon the termination of this Lease without compensation therefor to the Tenant and shall not be removed from the Premises at any time during or after the Term. Notwithstanding anything herein contained the Landlord shall be under no obligation to replace, repair or maintain such leasehold improvements, installations, additions, partitions, and fixtures and the Landlord shall have the right upon the termination of this Lease by effluxion of time or otherwise within thirty (30) days thereafter to require the Tenant to remove its leasehold improvements, installations, alterations, partitions, and fixtures or anything in the nature thereof made or installed by the Tenant and to make good any damage caused to the Premises by such installation or removal.

                                   ARTICLE 13

Damage or      13.  (a)  If the Premises or any portion thereof are damaged or
Construction   destroyed by fire or by other casualty against which the Landlord is insured, basic rent and additional rent shall abate in proportion to the area of that portion of the Premises which, in the reasonable opinion of the Landlord, is thereby rendered unfit for the purposes of the Tenant until the Premises are repaired and rebuilt and the Landlord agrees that it will, with reasonable diligence, repair and rebuild the Premises. The
               Landlord's obligation to rebuild and restore the Premises shall not include the obligation to rebuild, restore, replace or repair any chattel, fixture, leasehold improvement, installation, addition or partition in respect of which the Tenant is to maintain insurance under Article 10 or any other thing that is the property of the Tenant (in this clause collectively called "Tenant's Improvements"); the Premises shall be deemed restored and rebuilt and fit for the Tenant's purposes when the Landlord's Architect certifies that they have been substantially restored and rebuilt to the point where the Tenant could occupy them for the purpose of rebuilding, restoring, replacing or repairing the Tenants improvements; the issuance of the certificate shall not relieve the Landlord of its obligation to complete the rebuilding and restoration as aforesaid, but the Tenant shall forthwith after issuance of the certificate proceed to rebuild, restore, replace and repair the Tenant's improvements.

                    (b) Notwithstanding Section (a) if the Premises or any portion thereof are damaged or destroyed by any cause whatsoever and cannot, in the reasonable opinion of the Landlord, be rebuilt or made fit for the purposes of the Tenant as aforesaid within ninety (90) days of the damage or destruction, the Landlord instead of rebuilding or making the Premises fit for the Tenant may, at its option, terminate this Lease by giving to the Tenant within thirty (30) days after such damage or destruction notice of termination and thereupon basic rent and additional rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver up possession of the Premises to the Landlord.

                    (c) Irrespective of whether the Premises or any portion thereof are damaged or destroyed as aforesaid, in the event that fifty percent (50%) or more, as determined by the Landlord, of the Building, is damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of the Landlord such area cannot be rebuilt or made fit for the purposes of the Tenant thereof within one hundred and eighty (180) days of such damage or destruction, the Landlord may, at its option, terminate this lease by giving to the Tenant within thirty (30) days after such damage, notice of termination requiring vacant possession of the Premises sixty (60) days after delivery of the notice of termination and thereupon basic rent and additional rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid up to the date on which vacant possession is given and the Tenant shall deliver up posession of of the Premises to the Landlord in accordance with such notice of termination.

                    (d) Notwithstanding the provisions of Sections (a), (b) and
               (c) hereof, in the event of damage or destruction occurring by reason of any cause in respect of which proceeds of insurance are substantially insufficient to pay for the costs of rebuilding or making fit the Building or the Premises or are not payable to or received by the Landlord, or in the event that any mortgagee or other person entitled thereto shall not consent to the payment to the Landlord of the proceeds of any insurance policy for such purpose, the Landlord may terminate this Lease on written notice, notwithstanding anything to the contrary herein contained.

                                   ARTICLE 14

Injuries,      14.  Save and except if the losses (as hereinafter defined) are
Loss and       caused, arise, or are a result of the acts, omissions or
Damage         negligence of the Landlord or anyone for whom in law, it is responsible. The Landlord shall not be responsible in any way for any injury to any person (including death) or for any loss of or damage to any property belonging to the Tenant or to other persons from time to time attending the Premises while such person or property is in or about the Premises, the Buildings, or any areaways, parking areas, lawns, sidewalks, steps, truckways or platforms in connection therewith, including without limiting the foregoing, any loss of or damage to any property caused by theft or breakage, or by stream, water, rain or snow or for any loss or damage caused by or attributable to the condition or arrangements of any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by any other tenant of premises in the Building or for any other loss whatsoever with respect to the Premises, or goods placed therein or any business carried on therein (collectively the "Losses"),

                                   ARTICLE 15

Solvency 15. Subject to any other rights or remedies available to the Landlord, the Tenant covenants and agrees that if the Term hereby granted or any of the goods and chattels of the Tenant on the Premises shall be at any time during the Term hereof seized or taken in execution or attachment by any creditor of the Tenant or if the Tenant shall make an assignment for the benefit of creditors or any bulk sale or becoming bankrupt or insolvent or shall take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or if a receiving order is made against the Tenant, or if an order shall be made for the winding up of the Tenant, or if the Tenant, or if the Premises shall, without the consent of the Landlord, become and remain substantially vacant or unused for a period of fifteen (15) days or be used by any other persons than as such are entitled to use them under the terms of this Lease, or if the Tenant assigns this Lease or sublets the the Premises without the consent of the Landlord or if the Tenant shall without the written consent of the Landlord abandon or attempt to abandon the Premises or to sell or to dispose of the goods or chattels of the Tenant out of the ordinary course of business or to remove them or any of them from the Premises so that there would not in the event of such abandonment, sale or disposal be sufficient goods on the Premises subject to distress to satisfy the rent above due or accruing due, or if the Premises are used for a purpose other than that as herein provided, then in every such case, the then current month's rent and the next ensuing three months rent together with all additional charges payable by the Tenant hereunder (to be prorated as necessary) shall immediately become due and payable and the Landlord may re-enter and take possession of the Premises as though the Tenant or the servants of the Tenant or any other occupant of the Premises were holding over after the expiration of the term hereof, and the said Term shall, at the option of the Landlord, forthwith become forfeited and determined, and in every one of the cases above, such accelerated rent shall be recoverable by the Landlord in the same manner as the rent hereby reserved.

                                   ARTICLE 16

Rent/          16.  This is a carefree lease and it is the mutual intention of
Lease          of the parties hereto that the rentals herein provided to be paid shall be net to the Landlord and clear of all taxes
               (except Landlord's income and capital taxes), cost and charges arising from or relating to the Premises and that the Tenant shall save and except as set out herein, bear all costs of and be responsible for all matters in relation to the operation, maintenance and repair of the Premises save as otherwise provided herein and shall pay all charges, impositions and expenses of every nature and kind relating to the Premises together with the Tenant's share of Operating Costs in accordance with the term hereof.

                                   ARTICLE 17

Miscellaneous  17.  (a)  The Tenant covenants that it will not oppose or cause to be opposed any application for additions to the Buildings or changes of zoning concerning the lands on which the Buildings are situate, or any lands of the Landlord within a radius of one (1) mile of the Buildings, which is instituted by the Landlord provided the ability of the Tenant to use the Premises for the purposes herein provided is not adversely affected thereby. Upon the request of the Landlord, the Tenant shall execute a suitable acknowledgement that it does not oppose any such application.

                    (b) The Tenant acknowledges and agrees that, notwithstanding any statutory right to the contrary, it shall not object to a severance of the lands upon which the Buildings are situate for lease or mortgage purposes of the registration in priority to its interest of the common driveway agreement for ingress and egress to and from the severed portions of the lands upon which the Building is situate.

                                   ARTICLE 18

Impossibility, 18.  Whenever and to the extent the Landlord is unable to fulfill
Unavoidable    or shall be delayed or restricted in the fulfillment of any
Delays         obligation hereunder by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law, regulation, by-law or order or by reason of any other cause beyond its reasonable control, whether of the same nature as the foregoing or not, the Landlord shall be relieved from the fulfillment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned. There shall be no deduction from the rent or other moneys payable hereunder by reason of such failure or cause.

                                   ARTICLE 19

Certificates   19.  The Tenant will at any time and from time to time, at no cost to the Tenant, and upon not less than ten (10) days prior notice, execute and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the modifications and the Lease is in full force and effect as modified), the amount of the annual rental then being paid hereunder, the dates to which the same, by instalment or otherwise, and other charges hereunder have been paid, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice, and any other information reasonably required.

                                   ARTICLE 20

Distress 20. The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

                                   ARTICLE 21

Re-Entry 21. Proviso for re-entry by the said Landlord on non-payment of rent or non-performance of covenants or performance of any act prohibited hereunder in accordance with the terms hereof.

                                   ARTICLE 22

Entry as       22.  The Tenant further covenants and agrees that on the Landlord
Tenant         becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to enter the Premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution therefor and to relet the Premises as agent of the Tenant and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property on the Premises and to sell the same at public or private sale without notice and to apply the proceeds of such sale, and any rent derived from re-letting the Premises, upon account of the rent under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any, for the remainder of the Term as if such re-entry had not been made, less the actual amount received by the Landlord after such re-entry in respect of any re-letting applicable to the remainder of the Term. The Tenant shall also reimburse the Landlord for all reasonable legal and other costs incurred as a result of such re-entry or re-letting.

                                   ARTICLE 23

Right of       23.  The Tenant further covenants and agrees that on the Landlord
Termination    becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to terminate forthwith this Lease and Term by leaving upon the Premises notice in writing of its intention so to do and thereupon rent and any other payments for which the Tenant shall be computed, apportioned and paid in full to the date of such termination of this Lease and the Tenant shall immediately deliver up possession of the Premises to the Landlord, and the Landlord may re-enter and take possession of the same.

                                   ARTICLE 24

Non-Waiver     24.  No condoning, excusing or overlooking by the Landlord or any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

                                   ARTICLE 25

Overholding    25.  If the Tenant shall continue to occupy all or part of the
               Premises after the expiration of this Lease with the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly tenant at the Basic Rent payable and otherwise on the same terms and conditions herein set out except as to length of tenancy.

                                   ARTICLE 26

Landlord       26.  If the Tenant fails after receipt of written notice to
Performing     perform or cause to be performed of the covenants or obligations
Tenant's       of the Tenant herein, the Landlord shall have the right (but
Covenants      shall not be obligated) to perform or cause to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend moneys) and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord forthwith upon demand as Additional Rent.

                                   ARTICLE 27

Payments to    27.  All payments to be made by the Tenant under this Lease shall
Landlord       be made at such place or places as the Landlord may designate in writing and to the Landlord or to such agent of the Landlord as the Landlord shall from time to time direct. The Tenant shall pay the Landlord interest on all overdue rentals including Basic
               Rent and Additional Rent or other amounts, all such interest to be calculated from the date upon which the amount is first due or demanded until actual payment thereof and at a rate of two percent (2%) per annum in excess of the minimum lending rate to prime commercial borrowers from time to time current at chartered banks in the municipality in which the Building is situate.

                                   ARTICLE 28

Recovery of    28.  The Landlord shall have (in addition to any other right or
Adjustments    remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder, as the Landlord would have in the case of default in payment of rent.

                                   ARTICLE 29

Registration   29.  (a)  The Tenant covenants and agrees with the Landlord that
Planning       the Tenant will not register or record this Lease or Notice thereof against the title to the Premises except in the form which shall be acceptable to the Landlord and which shall be executed by the Landlord and Tenant prior to registration.

                    (b) Where applicable, this Lease shall be subject to the condition that it is effective only if The Planning Act is complied with. Pending such compliance, the Term, and any renewal periods, shall be deemed to be a total period of one (1) day less than the maximum lease term permitted by law without such compliance.

                                   ARTICLE 30

Mortgages      30.  At the option of the Landlord, this Lease shall be subject and subordinate to any and all mortgages, charges and deeds of trust, which may now or at any time hereafter affect the Premises in whole or in part, or the Building whether or not any such mortgage, charge or deed of trust affects only the Premises, the Building or affects other premises as well. On request, at any time and from time to time, of the Landlord or of the mortgagee, chargee or trustee under any such mortgage, charge or deed of trust, the Tenant shall promptly, at no cost to the tenant or mortgagee, chargee or trustee:

                    (a) attorn to such mortgagee, chargee or trustee and become its tenant of the Premises or the Tenant of the Premises of any purchaser from such mortgagee, chargee or trustee in the event of the exercise of any permitted power of sale contained in any such mortgage, charge or deed of trust for the then unexpired residue of the Term on the terms herein contained, and/or

                    (b) provided that no cost to the tenant the tenant is
               granted a non-disturbance agreement upon reasonable terms and conditions, postpone and subordinate this Lease to such mortgage, charge or deed of trust to the intent that this Lease and all right, title and interest of the Tenant in the Premises shall be subject to the rights of such mortgagee, chargee or trustee as fully as if such mortgage, charge or deed of trust had been executed and registered and the money thereby secured had been advanced before the execution of this Lease (and notwithstanding any authority or consent of such mortgagee, or trustee, express or implied to the making of this Lease).

                    (c) Any such attornment or postponement and subordination shall extend to all renewals, modifications, consolidations, replacements and extension of any such mortgage, charge or deed of trust and every instrument supplemental or ancillary thereto or in implementation thereof. The Tenant shall forthwith execute any instruments of attornment or postponement and subordination which may be so requested to give effect to this section.

                                   ARTICLE 31

Evidence of    31.  The Tenant agrees to produce to the Landlord upon request,
Payments       satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

                                   ARTICLE 32

Assignment     32.  If the Landlord sells or leases the Premises or any part
of Landlord    thereof, or assigns this Lease, it shall ensure that the
               Purchaser or Assignee is responsible for compliance with the covenants and obligations of the Landlord hereunder, and provided said purchaser or assignee is bound, the Landlord without further written agreement will be discharged and relieved of liability under the said covenants and obligations.

                                   ARTICLE 33

Captions 33. The captions appearing in this lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope of meaning of this Lease nor any of the Provisions hereof.

                                   ARTICLE 35

Notice 35. (a) Any notice, request, statement or other document pursuant to this Lease shall be in writing and shall be deemeed to have been given if sent by registered prepaid post as follows:

                                 TO THE LANDLORD

                              Mississauga, Ontario

               or such other address as the Landlord shall notify the Tenant in writing any time or from time to time;

                        TO THE TENANT: - at the Premises

               and such notice shall be deemed to have been received by the Landlord or the Tenant, as the case may be, on the fourth business day after the date on which it shall have been so mailed (in the event that there is an interruption of postal service, the aforesaid period shall be extended for a period equivalent to the period of interruption.

                                   ARTICLE 40

Law 40. This Lease shall be goverened by and construed in accordance with the laws of the Province of Ontario.

               IN WITNESS WHEREOF the parties hereto have executed this Lease.

SIGNED, SEALED & DELIVERED

In the Presence of            BY: __________________________________
                                  Authorized Signing Officer

                              BY: __________________________________
                                  Authorized Signing Officer

                              TENANT:

                              BY: __________________________________
                                  Authorized Signing Officer

                              BY: __________________________________ C/S
                                  Authorized Signing Officer

SCHEDULE "A" ATTACHED TO AND FORMING A PART OF THIS OFFER TO LEASE.

The Lessor, at its expense and prior to occupancy shall complete the following work in a good and workmanlike manner:

     1. Remove any wall anchors and fill in existing holes in wall and re-paint;
     2.   Clean remainder of office walls and paint where necessary;
     3. Erect a wall to create a private office with door in third office area;
     4.   Patch a matching carpet strip in two most rear office areas;
     5.   Shampoo existing carpet
     6. Create a man door opening to unit 473 Champagne from rear most office area;
     7.   Leave warehouse in broom-swept condition;
     8.   Clean warehouse washroom;
     9.   Remove debris from rear shipping area;
    10.   Designate all non-policied parking spaces for tenant's use;
    11.   Repair hole in vestibule door.

The Lessor represents and warrants that all plumbing, lighting and heating, and air conditioning and mechanicals in this unit are in good working order at the time of occupancy.

The Lessor warrants that the Lessee shall not be responsible for the repair or replacement of any major structural or mechanicals during the term of the Lease unless directly caused by the Lessee's negligence.

The Lessee shall have vacant possession of the premises net Rent (Basic & Additional Rent) free from signing of the Lease document and no later than November 1, 1996 will lease commencement date of December 1, 1996 in order to set up business.

SCHEDULE "A"

     1. It is the desire of the Lessor to establish a uniform sign policy for all of the lessees occupying the building within which the demised premises are located and accordingly the Lessor will provide, at his expense, a panel on the front wall of the demised premises in which the lessee is to install its name. The lettering comprimising the name shall be installed only by the sign contractor selected and appointed by the lessor at the Lessee's expense, such lettering to be of uniform size and colouring to be approved by the Lessor. Upon termination of the lease said lettering shall be removed by the Lessee and any damage caused by such removal shall be promptly repaired by the Lessee to the satisfaction of the Lessor.

          It is strictly understood and agreed that no other sign, picture, advertisement or notice shall be displayed, inscribed or painted or affixed on any other part of the exterior of the demised premises or on the inside face of any windows.

          The Lessor will also affix on the front wall of the demised premises the address number of the demised premises, the cost of which is to be paid by the Lessee.

     2. It is also the desire of the Lessor to establish a uniform window drapery policy for all of the Lessees occupying the building within which the demised premises are located and accordingly, white vertical P.V.C. blinds shall be installed on the front windows of the demised premises by the contractor selected and appointed by the lessor at the Lessee's expense.

     3. The Lessee shall provide his own lighting and electrical recepticles in the warehouse portion of the demised premises.

     4. The Lessor shall not be responsible for any delays in having the premises ready for occupancy.

     5. This offer is conditional upon the Lessor approving the credit rating of the Lessee and in the event that the Landlord does not approve then the agreement shall be considered null and void.

     6. No hazardous operations such as spray painting, dip tanks, use of explosive gases, woodworking, or special processes using flammable or combustible liquids.
          No storage of combustible, flammable, or corrosive chemicals or products.
          No presses or stamping machines.
          No automotive work.
          No overnight parking.
          No outside storage of any kind.

     7. Garbage disposal is to be arranged through the Landlord at the tenant's expense. Only a disposal contractor authorized by the Landlord will be allowed on the property.

           SCHEDULE OF RULES AND REGUL4TIONS FORMING PART OF THIS LEASE

   The Tenant shall observe the following Rules and Regulations (as amended, modified or supplemented from time to time by the Landlord as provided in this Lease):

   1. The sidewalks, entrances, elevators, stairways and corridors of the building shall not be obstructed or used by the Tenant, his agents, servants, contractors, invitees or employees for any purpose other than access to and from the Pramises.

   2. The floors, sky-lights and windows that reflect or admit light into passageways or into any place in the building shall not be covered or obstructed by the Tenant, and no awnings shall be put over any window.

   3. The toilets, sinks, drains, washrooms and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances, such as chemicals, solvents, noxious liquids or pollutants shall be thrown therein, and any damage resulting to them from misuse shall be borne by the Tenant by whom or by whose employees, agents, servants, contractors or invitees the damage was caused.

   4. In the event that the Landlord provides and installs a Public Directory Board inside the building, the Tenant's name shall be placed on the said Board at the expense of the Tenant.

   5. The Tenant shall not perform any acts or carry on any activity which may damage the Premises or the common areas or be a nuisance to any other tenant.

   6. No animals or birds shall be brought into the building or kept on the Premises.

   7. The Tenant shall not mark, drill into, bore or cut or in any way damage or deface the walls, ceilings or floors of the Premises. No wires, pipes or conduits shall be installed in the Premises without prior written approval of the Landlord. No broadloom or carpeting shall be affixed to the Premises by means of a non-soluble adhesive or similar products.

   8. No one shall use the Premises for sleeping apartments or residential purposes, for the storage of personal effects or articles other than those required for business purposes, or for any illegal purpose.

   9. The Tenant shall not use or permit the use of any objectionable advertising medium such as, without limitation, loudspeakers, public address systems, sound amplifiers, radio, broadcast or television apparatus within the building which is in any manner audible or visible outside of the Premises.

   10. The Tenant must observe strict care not to allow windows to remain open so as to admit rain or snow, or so as to interfere with the heating of the building. The Tenant neglecting this rule will be responsible for any damage caused to the property of other tenants, or to the property of the Landlord, by such carelessness. The Tenant, when closing the Premises, shall close ail windows and lock all doors.

   11. The Tenant shall not without the express written consent of the Landlord, place any additional locks upon any doors of the Premises and shall not permit any dupilcate keys to be made, therefor; but shall use only additional keys obtained from the Landlord, at: the expense of the Tenant, and shall surrender to the Landlord on the termination of the Lease all keys of the Premises.

   12. No inflammable oils or other inflammable, toxic, dangerous or explosive materials shall be kept or permitted to be kept in or on the Premises.

   13. No bicycles or other vehicles shall be brought within the Premises or upon the Landlord's property, including any lane or courtyard, unless otherwise agreed in writing.

   14. Nothing shall be placed on the outside of windows or projections of the Premises. No air-conditioning equipment shall be placed at the windows of the Premises without the consent in writing of the Landlord.

   15. The moving of all heavy equipment and office equipment or furniture shall occur only between 6:00 p.m. and 8:00 a.m. or any other time consented to by the Landlord and the persons employed to move the same in and out of the building must be acceptable to the Landlord. Safes and other heavy equipment shall be moved through the Premises and common areas only upon steel bearing plates. No deliveries requiring the use of an elevator for freight purposes will be received into the building or carried in the elevators except during hours approved by the Landlord.

   16. The Landlord reserves the right to restrict the use of the building after 6:00 p.m.

   17. Canvassing, soliciting and peddling in the building is prohibited.

   18. The Tenant shall first obtain in writing the consent of the Landlord to any alteration or modification to the electrical system in the Premises and all such alterations and modifications shall be completed at the Tenant's expense by an electrical contractor acceptable to the Landlord.

   19. The Tenant shall first obtain in writing the consent of the Landlord to the placement by the Tenant of any garbage containers or receptacles outside the Premises or building.

   20. The Tenant shall not install or erect on or about the Premises television antennae, communications towers, satellite dishes or other such apparatus.

   21. The Landlord shall have the right to make such other and further reasonable rules and regulations and to alter, amend or cancel all rules and regulations as in its judgement may from time to time be needed for the safety, care and cleanliness of the building and for the preservation of good order therein and the same shall be kept and observed by the Tenant, his employees, agents, servants, contractors or invitees. The Landlord may from time to time waive any of such rules and regulations as applied to particular tenants and is not liable to the Tenant for breaches thereof by other tenants.